Exhibit 32.1

CERTIFICATIONS PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dianthus Therapeutics, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Marino Garcia, President and Chief Executive Officer of the Company, and Ryan Savitz, Chief Financial Officer and Chief Business Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 21, 2024	By:	/s/ Marino Garcia
Marino Garcia
President and Chief Executive Officer
(Principal Executive Officer)

Date:	March 21, 2024	By:	/s/ Ryan Savitz
Ryan Savitz
Chief Financial Officer and Chief Business Officer
(Principal Financial Officer)